UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): August 2, 2006

THE AMACORE GROUP, INC.
(Exact name of registrant as specified in charter)

DELAWARE	000-27889	59-3206480
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1211 North Westshore Boulevard, Suite 512
Tampa, Florida	33607
(Address of principal executive offices)	(Zip Code)

(813) 289-5552
(Registrant’s telephone number, including area code)

________________________________________
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events and Regulation FD Disclosure.

On August 8, 2006, The Amacore Group, Inc. issued a press release announcing the completion of the redemption of Mandatory Convertible Debt. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements.
Not Applicable

(b)	Exhibits.

99.1   Press Release entitled “The Amacore Group Announces the Completion of the Redemption of Mandatory Convertible Debt.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

                                                                                                                                                               THE AMACORE GROUP, INC.

BY:	/s/ Clark A. Marcus
Clark A. Marcus President and Chief Executive Officer

Dated:  August 10, 2006
     Tampa, Florida